 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2020

ADVANCE AUTO PARTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-16797	54-2049910
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2635 East Millbrook Road, Raleigh, North Carolina 27604
(Address of principal executive offices) (Zip Code)

(540) 362-4911
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	AAP	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the annual determination of director nominees, on February 28, 2020, Jeffrey Smith and Adriana Karaboutis notified the Board of Directors (the “Board”) of Advance Auto Parts, Inc. (the “Company”) that they did not wish to stand for re-election to the Company’s Board at the Company’s 2020 Annual Meeting of Stockholders (the “Annual Meeting”). They will serve out the remainder of their terms, which will end at the Annual Meeting. Neither director’s decision was due to any disagreement with the Company’s management or the Board.

Item 7.01 Other Information.

A press release issued by the Company on March 4, 2020 is attached as Exhibit 99.1 and incorporated herein by reference.

As provided in General Instruction B.2 of Form 8-K, information incorporated by reference into this Item 7.01 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number

99.1	Press Release, dated March 4, 2020, issued by Advance Auto Parts, Inc.
101.INS	XBRL Instance Document.
101.SCH	Inline XBRL Taxonomy Extension Schema Document.
101.CAL	Inline XBRL Taxonomy Extension Calculation Linkbase Document.
101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document.
101.LAB	Inline XBRL Taxonomy Extension Labels Linkbase Document.
101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document.
104.1	Cover Page Interactive Data File (Embedded within the Inline XBRL document and included in Exhibit).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCE AUTO PARTS, INC.
(Registrant)

Date: March 4, 2020	/s/ Jeffrey W. Shepherd
Jeffrey W. Shepherd
Executive Vice President, Chief Financial Officer